REINHOLD INDUSTRIES, INC.
                            12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670




                                 March 17, 1997



DEAR STOCKHOLDERS:

The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 1, 1997 at 10:00 A.M., Pacific Time. The meeting will be held at the office of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, CA 90670. Notice of the Annual Meeting and Proxy Statement are enclosed.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

For your information, enclosed is the 1996 Annual Report of Reinhold Industries, Inc.



                                     Very truly yours,


                                     /s/ Lawrwnce H. Diamond
                                     LAWRENCE H. DIAMOND,
                                     Chairman of the Board

                            REINHOLD INDUSTRIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          Santa Fe Springs, California

                                 March 17, 1997

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation ("Reinhold" or the "Company") will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Hwy, Santa Fe Springs, California on Thursday, May 1, 1997 at 10:00 A.M., local time, for the following purposes:

         (1) To elect one member of the Board of Directors for Class A Common Stockholders and two members of the Board of Directors for Class B Common Stockholders; and

         (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 10, 1997 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                      By order of the Board of Directors,

                                      /s/David Blakesley
                                     David M. Blakesley
                                     Secretary



THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY. PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.
                             12827 EAST IMPERIAL HWY
                       SANTA FE SPRINGS, CALIFORNIA 90670



                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 1, 1997

                                                                  March 17, 1997

                                 PROXY STATEMENT


                                  INTRODUCTION


         The Annual Meeting of Stockholders of Reinhold Industries, Inc. ("Reinhold" or the "Company") will be held on May 1, 1997 at the offices of Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs,
California, at 10:00 A.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by Reinhold's Board of Directors (the "Board") of proxies to be voted at such meeting and at any and all adjournments thereof. Proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including adjournments) in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of Reinhold's nominee for Director.

         If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs, California 90670, Attention: Secretary or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

         At the Annual Meeting, holders of Reinhold Class A and Class B Common Stock shall each have one vote per share.

         This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 17, 1997.

                             PLAN OF REORGANIZATION

         On July 31, 1996 (the "Effective Date"), Keene Corporation ("Keene") consummated its plan of reorganization under the Bankruptcy Code (the "Plan") and emerged from bankruptcy. On the Effective Date, Reinhold was merged into and with Keene, with Keene becoming the surviving corporation. Pursuant to the merger, all of the issued and outstanding capital stock of Reinhold was canceled. Keene, as the surviving corporation of the merger, was renamed Reinhold. On the Effective Date, Reinhold issued 2,000,000 shares of Common Stock, of which 1,020,000 shares of Class B Common Stock were issued to the Trustees of a Creditors' Trust (the "Keene Creditors' Trust") set up to administer Keene's asbestos claims. The remaining 980,000 shares of Class A Common Stock were issued to Keene's former stockholders as of record date, June 30, 1996. All of Keene's previous outstanding Common Stock were canceled.



QUORUM; VOTE REQUIRED

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A Common Stock and a majority of the shares of Class B Common Stock, respectively. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

         In the election of directors, the director elected by the holders of Class A Common Stock must be elected by a plurality of the shares of Class A Common Stock voting. Each director elected by the holder of Class B Common Stock must be elected by a majority of the shares of Class B Common Stock voting.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, the holders Class A Common Stock, voting as a class, shall elect one (1) Director of the Company to serve until the next
Annual Meeting to be held in 1998 and until his successor is elected and qualified. The Board is soliciting proxies to vote FOR its nominee, Michael T. Furry, as Director of Reinhold. Only holders of Class A Common Stock shall vote for the Class A nominee. The holder of Class B Common Stock, voting as a class, shall elect two (2) directors of the Company each to serve until the next Annual Meeting to be held in 1998 and until their successor is elected and qualified. The Board is soliciting proxies to vote FOR each of its nominees, Robert B. Steinberg and Lawrence H. Diamond, as Directors of Reinhold. Only the holder of Class B Common Stock shall vote for the Class B nominees.

         All proxies will be voted in accordance with the stated instructions. If the nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that these nominees will be unwilling or unable to serve as directors, if elected.

                             NOMINEE FOR CLASS A DIRECTOR


MICHAEL T. FURRY

         Mr. Furry, age 59, is President of Reinhold. Mr. Furry has served as President of Reinhold since June 1986 and became President of the Reorganized Company on the Effective Date. Mr. Furry had been a Director of Keene since April 1990. From April 1976 to June 1986, Mr. Furry was Vice President and General Manager of the composites division of Reynolds & Taylor, Inc. Mr. Furry is a member of the audit committee.


                             NOMINEES FOR CLASS B DIRECTORS

LAWRENCE H. DIAMOND

         Mr. Diamond, age 56, became a director of Reinhold on the Effective Date and is currently Chairman of the Board. Mr. Diamond is currently a consultant for Ernst & Young LLP. He has enjoyed a long and distinguished career in public accounting with Kenneth Leventhal & Co. and Ernst & Young LLP. He has been an instructor in Real Estate Finance at UCLA. Mr. Diamond also serves on the Boards of several not-for-profit organizations, which include the San Fernando Valley Association for the Retarded and Valley Village. He is a member of the audit committee and the compensation committee.


ROBERT B. STEINBERG

         Mr. Steinberg, age 68, became a director of Reinhold on July 31, 1996, the Effective Date of the Plan of Reorganization. Mr. Steinberg is a Senior Partner at the law firm of Rose, Klein & Marias. He has been with Rose, Klein & Marias for over 41 years. He also serves on the Board of Directors of UNR Industries. Mr. Steinberg is a member of the audit committee and the compensation committee.


OTHER EXECUTIVE OFFICER

DAVID M. BLAKESLEY

         Mr.   Blakesley,   age  52,   became  Vice   President  -  Finance  and
Administration, Secretary and Treasurer of Reinhold in April 1996. He was controller of Reinhold from May 1995 to April 1996. Prior to coming to Reinhold, Mr. Blakesley worked as a regional controller and as a controller and general manager at several divisions of Bairnco Corporation.

COMPENSATION OF DIRECTORS

         Prior to the Effective Date, the Board of Keene met 8 times for regular meetings and there were 3 special meetings. Each non-employee director received $2,000.00 for each regular and special meeting. The Board also established a Legal Committee of the Board which met 5 times prior to the Effective Date and each non-employee director received $2,000.00 per meeting. Prior to the
Effective Date, there were no meetings of the Audit Committee or the Compensation Committee.

         After the Effective Date, the new Board of Reinhold met one time for a regular meeting and there were two special meetings. Each non-employee director received $1,000.00 for each regular or special meeting of the Board he attended post Effective Date and will receive $1,000.00 for each such regular meeting in 1997. In addition, each non-employee director also receives annual compensation of $12,000.00 per year, paid quarterly, as a retainer for being a director.

         Reinhold has standing Audit and Compensation Committees of the Board. The Audit Committee met once post Effective Date. The Compensation Commitee did not meet. The non-employee directors who are members of the Audit and Compensation Committees receive $1,000.00 for each meeting attended on a day during which the Board did not meet for a regular meeting and will receive $1,000.00 for each such meeting in 1997.

         The Audit Committee reviews and recommends to the Board the engagement of the independent auditors of the Company, reviews with the auditors their work and fees and reviews accounting policies and practices and internal accounting controls of the Company.

         The Compensation Committee reviews and recommends to the Board the compensation proposed to be paid to officers and key employees of Reinhold, including base salaries, stock options and management incentive compensation.

         The Board does not have a Nominating Committee and as a whole performs the functions normally performed by a Nominating Committee.


                       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


NUMBER OF SHARES OUTSTANDING, RECORD DATE AND LIST OF STOCKHOLDERS

         Only stockholders of record at the close of business on March 10, 1997 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date there were 980,000 shares of Reinhold Class A Common Stock Outstanding and 1,020,000 shares of Reinhold Class B Common Stock outstanding. A stockholder list will be available for examination by stockholders at the Annual Meeting.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the beneficial ownership of Reinhold Common Stock, either Class A or Class B, by the only person known by Reinhold to be a beneficial owner of 5% or more of Reinhold's issued and outstanding Common Stock as of March 3, 1997. By virtue of the fact that it owns 51% of the outstanding Common Stock of Reinhold and appointed two members to the Board, the Keene Creditors' Trust may be deemed to be a controlling person of Reinhold.

                                                                                        Percentage of
                                                   Amount and Nature of                    Issued and
              Name and Address of                 Beneficial Ownership                    Outstanding
              Beneficial Owner                         of Common Stock                   Common Stock
---------------------------------------------------------------------------------------------------------------------------
              Keene Creditors' Trust                          1,020,000                           51%
              The Chancery                                      Class B
              190 Willis Avenue
              Mineola, NY 11501



COMMON STOCK OWNERSHIP OF MANAGEMENT

         The following table presents information regarding beneficial ownership of Reinhold Common Stock by each member of the Board of Directors, and by all current directors and officers of Reinhold as a group, as of March 3, 1997.

                                                       Amount and Nature of            Percentage of Issued and
         Name and address of                           Beneficial Ownership            Outstanding Common Stock
         Beneficial Owner                          of Reinhold Common Stock                 on March 3, 1997(1)
---------------------------------------------------------------------------------------------------------------------------
         Michael T. Furry                                   8,115                               (2)
         12827 East Imperial Highway
         Santa Fe Springs, CA 90670

         Robert B. Steinberg                                  --                                  --
         c/o Rose, Klein & Marias
         801 South Grand, 18th Floor
         Los Angeles, CA 90017

         Lawrence H. Diamond                                  --                                  --
         2049 Century Park East
         Suite 1700
         Los Angeles, CA 90067

         David M. Blakesley                                  100                                (2)
         12827 East Imperial Highway
         Santa Fe Springs, CA 90670

         All directors and officers of Reinhold as
         a group (4 persons including those
         named above)                                       8,215                               (2)

------------

(1) For the purposes of this table, the issued and outstanding Common Stock of Reinhold has been calculated for each individual on the basis of all shares of Common Stock issued and outstanding (excluding treasury shares) on March 3, 1997.

(2)      The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.


                           COMPENSATION OF MANAGEMENT

         The following table sets forth a summary of the compensation paid to the Chief Executive Officers and former controller of the Company for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, 1995 and 1994. No executive officers of the Company other than the Chief Executive Officers and the former controller were paid annual salary (together with any bonus) in excess of $100,000 in such fiscal years for services rendered to the Company.

SUMMARY COMPENSATION TABLE

                                                Annual Compensation             Long Term Comp
---------------------------------------------------------------------------------------------------------------------------
         Name and            Fiscal                Mgmt.      Other Annual      Securities Under-    All Other
         Principal Position  Year    Salary        Incentive  Compensation      lying Options/SARS   Comp.(5)
---------------------------------------------------------------------------------------------------------------------------
         Michael T. Furry    1996    $195,833          --     $15,188 (6)         --                   --
         President and       1995    $162,346          --       --                --                   --
         Chief Executive     1994    $150,000      $40,000      --                --                   --
         Officer  (1)

         Timothy E. Coyne    1996    $110,833          --       --                --                 $184,826
         President and       1995    $163,750          --       --                --                  130,391
         Chief Executive     1994    $149,167      $40,500      --                --                   10,788
         Officer (2)

         Glenn W. Bailey     1996    $ 33,833          --       --                --                 $ 35,573
         President and       1995    $200,000          --       --                --                   --
         Chief Executive     1994    $200,000          --       --                --                   --
         Officer (3)

         Norman N.           1996    $ 74,667          --     $ 7,032 (6)         --                 $101,626
         Weinstock           1995    $128,000          --       --                --                  114,744
         Controller (4)      1994    $120,000      $32,500      --                --                    9,728
-------------------------------------

(1)      Mr. Furry became President and Chief Executive Officer of the Company as of the Effective Date.

(2) Mr. Coyne was President and Chief Executive Officer of Keene from March 1, 1996 to July 31, 1996, the Effective Date. He was also Chief Financial Officer of Keene from May 1990 through the Effective Date.

(3)      Mr. Bailey was  President and Chief  Executive  Officer of Keene until March 1, 1996. He left that  position,  but continued to serve as an outside director of the Company until the Effective Date.

(4)      Mr. Weinstock was controller of Keene from August 1990 until the Effective Date.

(5) All Other Compensation includes severance pay for former Keene employees in 1996, the payment of the Employee Retention Program of Keene in 1995 and interest income on the Employee Retention Program funds in 1994.

(6)      Mr. Furry and Mr. Weinstock exercised stock options that resulted in compensation.

AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS

         The following table sets forth the number of options exercised and redeemed and the realized value upon exercise and redemption by the named executive officers during the fiscal year ended December 31, 1996 and the value of outstanding options held by each executive officer as of December 31, 1996.

                                                                        No. of Securities     Value of
                                                                        Underlying Un-        Unexercised
                                                                        exercised Options     In-the-Money
                                    No. Shares                          at Fiscal Year-end    Options at Fiscal
                                    Acquired on      Value              Exercisable /         Year-end Exercisable
Name                                Exercise         Realized           Unexercisable         / Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Michael T. Furry                    75,000 (1)       $15,188            0/0 (3)               0/0 (3)

Timothy E. Coyne                        --                --              --                    --

Glenn W. Bailey                         --                --              --                    --

Norman N. Weinstock                 37,500 (2)        $7,032              --                    --

-------------------------------------

(1)      Mr. Furry  exercised his Keene stock options before the Effective Date. When the shares were converted to Reinhold shares, he received 6,839 shares of Reinhold.

(2)      Mr.  Weinstock  exercised  his Keene stock options  before the  Effective  Date. He is no longer an officer of the reorganized company.

(3) On the Effective Date of the Reorganization, all outstanding Keene stock options were extinguished. No stock options or SAR's have been issued under the new Reinhold Stock Incentive Plan.

EMPLOYMENT AGREEMENT

         An employment agreement with Michael T. Furry, as the Company's President and Chief Executive Officer, was entered into on July 31, 1996 and provides for employment by the Company for a period of five years commencing on the Effective Date. The employment agreement provides for a base salary of $225,000 per year. The employment agreement provides for participation in the Management Incentive Compensation Program, Reinhold Industries, Inc. Pension Plan and Reinhold Stock Incentive Plan. It also provides Mr. Furry with life insurance with a face value of $200,000.

MANAGEMENT INCENTIVE COMPENSATION PLANS

Keene Management Incentive Compensation Plan

         Prior to the Effective Date, the Board approved a Management Incentive Compensation Plan for headquarters staff, under which awards may be made to officers and other key salaried employees. Non-employee directors and Mr. Bailey are not eligible to participate. Pools of award money are developed in accordance with the value of retained assets. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.

Reinhold Management Incentive Compensation Plan

         As a result of the Plan of Reorganization, Reinhold adopted the Management Incentive Compensation Plan for the Reinhold staff, under which awards may be made to officers and other key salaried employees of Reinhold. Pools of award money are developed in accordance with the earnings of Reinhold and will be limited to 15% of Reinhold's net income each year. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.


EMPLOYEE RETENTION PROGRAM

         The Board of Keene Corporation (Pre Effective Date) had approved an Employee Retention Program for headquarters staff of Keene to retain the services of officers and key headquarters staff during the ongoing asbestos litigation because of the uncertain effect of this litigation upon Keene's financial position. The Employee Retention Program required the payment on January 15, 1995 of an amount approximately equal to the annual base compensation of each employee or upon the occurrence of certain events. If an employee voluntarily terminates or was terminated for cause, all rights under the Employee Retention Program were forfeited. As consideration the officers and key employees must refrain from competing with Keene (or its predecessor) for a period of one year after payment.


RETIREMENT PLAN

         Reinhold presently maintains a non-contributory retirement plan (the "Retirement Plan") in which all salaried employees and certain hourly employees participate. The Retirement Plan provides an annual normal retirement benefit at or after age 65 for a participant equal to the greater of (a) the participants' accrued benefit as of December 31, 1988, based on the plan in effect at that time; (b) the product of (x) the sum of 1.3% of the participant's annual average compensation for the five highest consecutive years of employment during the most recent ten calendar years of employment and 0.65% of such compensation in excess of the average of the "Social Security Taxable Wage Base" in each year during the 35 year period prior to the participant's retirement age under the social security law multiplied by (y) his years of service credit (to a maximum of 25) in the Retirement Plan; or (c) the accrued benefit as of December 31, 1993, plus a benefit based on (b) above and service after December 31, 1993, with total service not in excess of 25 years. Certain maximum benefit limitations are incorporated in the Retirement Plan. The Retirement Plan permits a participant who has attained age 55 and completed 10 years of service to elect to receive an actuarially reduced early retirement benefit and provides for payment of benefits if certain participants become permanently disabled. A participant's accrued pension benefit becomes 100% vested on the date on which the participant completes five years of service. Death benefits are payable to the surviving spouse of a fully or partially vested participant who dies before payment of benefits has commenced.

         The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Reinhold Industries, Inc. Retirement Plan in which all salaried employees and certain hourly employees participate:

         Average
         Compensation
         at Retirement                                       Years of Service at Retirement
---------------------------------------------------------------------------------------------------------------------------
                                   5                10                15               20            25 or more
---------------------------------------------------------------------------------------------------------------------------
     $  50,000(1)                 $ 3,979          $ 7,958           $11,936           $15,915         $ 19,894
        75,000(1)                   6,416           12,833            19,249            25,665           32,081
       100,000(1)                   8,854           17,708            26,561            35,415           44,269
       150,000(1)                  13,729           27,458            41,186            54,915           68,644
         or more

-------------------------------------

(1) In accordance with IRS Regulations, the maximum allowable compensation permitted in computing a benefit under the Retirement Plan is $150,000 for 1996. However, employees will receive the greater of the benefit outlined above or the accrued benefit as of December 31, 1993, which was based on compensation in excess of $150,000 plus a benefit based on service after December 31, 1993 and the final average compensation based on the $150,000 limit.

         Remuneration covered by the Retirement Plan in a particular year includes that year's base salary, overtime pay and commissions but excludes compensation received in that year under the Management Incentive Compensation Plan in excess of 50% of the participant's annual basic pay rate as of the December 31 of the preceding calendar year. The 1996 remuneration covered by the Retirement Plan for each participant therefore includes management incentive compensation (up to such 50% ceiling) paid during 1996 in respect of 1995 awards.

         For each of the following persons, the credited years of service under the Retirement Plan, as of December 31, 1996, and the remuneration received during 1996 covered by the Retirement Plan, were, respectively, as follows: Mr. Furry, 11 years and $150,000, Mr. Coyne, 9 years and $150,000, Mr. Weinstock, 6 years and $150,000.

STOCK INCENTIVE PLAN

General Description

         Prior to the Effective Date, Keene had adopted the Keene Corporation 1990 Stock Incentive Plan (the "Keene Stock Plan") to assist in attracting and retaining skilled management personnel. The Keene Stock Plan was approved by Keene's former parent company and sole stockholder. The Keene Stock Incentive Plan was replaced by the Reinhold Industries, Inc. Stock Incentive Plan (the "Reinhold Stock Plan") on the Effective Date of the Plan of Reorganization. All options outstanding under the Keene Stock Plan on the Effective Date were extinguished.

         As of the Effective Date, the Company established the Reinhold Stock Plan for key employees. The Reinhold Stock Plan permits the grant of stock options, stock appreciation rights and restricted stock. The total number of shares of stock subject to issuance under the Reinhold Stock Plan may not exceed 100,000.The maximum number of shares of stock with respect to which options or stock appreciation rights may be granted to any eligible employee during the term of the Reinhold Stock Plan may not exceed 10,000. The shares to be delivered under the Reinhold Stock Plan may consist of authorized but unissued stock or treasury stock, not reserved for any other purpose.

         The exercise price of the options is established at the discretion of a Committee of the Board of Directors (the "Committee"), provided that it may not be less than the estimated fair value at the time of grant. The Reinhold Stock Plan provides that the options are exercisable based on vesting schedules, provided that in no event shall such options vest more rapidly than 33 1/3 % annually. The options expire no later than ten years from the date of grant.

         The Committee, in its discretion, in connection with grant of an option, may grant to the optionee Stock Appreciation Rights (SARs). A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         The Committee may grant shares of restricted stock to eligible employees and in such amounts as it shall determine in its sole discretion.

         No options, SARs or restricted stock were granted under the Reinhold Stock Plan.


Grants to Employees Under the Reinhold Stock Plan

         Stock Options. The Compensation Committee can grant employees stock options at an option exercise price not less than the fair market value of a share on the date of grant. To exercise an option, an employee would pay the option price in cash, or if permitted by the Committee, by delivering shares of Reinhold Class A Common Stock already owned by the employee that have a fair market value equal to the option price.

         The term of each option is fixed by the Committee provided that no option may be exercisable for more than 10 years after the date on which it becomes exercisable. The Committee will determine the time or times at which each option granted to an employee may be exercised as well as other terms and conditions applicable to the option. Such options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.


         Stock Appreciation Rights. A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related option is exercisable, and will not be transferable except to the extent that such related option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the fair market value of a share of stock on the date of exercise exceeds the purchase price of a share of stock specified in the related option.

         Upon the exercise of a Stock Appreciation Right, the related option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of stock as to which the option is exercised or surrendered.

         Restricted Stock. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Reinhold Stock Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of Restricted Stock shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that in no event shall such restrictions on vesting lapse at a rate more rapidly, on an annual basis, than 33 1/3% of the number of shares such Restricted Stock subject to such grant beginning on the first anniversary date following the grant of such Restricted Stock.

         Termination of Employment. Unless otherwise determined by the Committee, in the event of termination of employment by reason of retirement, long term disability or death, any option may thereafter be exercised in full for a period of three years (or such shorter period as the Committee shall determine at grant), subject in each case to the stated term of the option. In the event of termination of employment for any reason other than retirement, disability or death, unless otherwise determined by the Committee, any outstanding options held by the terminated employee will be canceled. The Committee may permit an employee whose employment terminates for any such other reason up to three years following termination to exercise an option.

         Change in Control Provisions. The Reinhold Stock Plan provides that, except as provided below, in the event of a "Change in Control" (as defined in the Reinhold Stock Plan), the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall [have the authority to] accelerate in whole or in part the exercisability of Employee Options and/or the last day of the period of restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provisions whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the period of restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.



                             INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors of Reinhold has selected KPMG Peat Marwick, independent public accountants, to audit Keene's books and accounts for the year ending December 31, 1996. A representative of KPMG Peat Marwick will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders present.

PROPOSALS BY HOLDERS OF COMMON STOCK


         Any proposal which a stockholder of Reinhold desires to be considered for inclusion in the proxy statement relating to the 1998 Annual Meeting of Stockholders must be received by Reinhold at its executive offices no later than November 7, 1997. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.


                             EXPENSES AND OTHER MATTERS


         Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.


         Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.



                                            /s/ David M. Blakesley
                                            David M. Blakesley
                                            Secretary


March 17, 1997



PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                APPENDIX  A

FORM OF PROXY - CLASS A SHARES

                            REINHOLD INDUSTRIES, INC.
                             12827 East Imperial Hwy
                           Santa Fe Springs, CA 90670
                                      PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints David M. Blakesley and Philip H. Milner, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs, California on Thursday, May 1, 1997 at 10:00 A.M., Pacific time, and at any adjournments thereof.

   1.  ELECTION OF DIRECTOR to serve until the next annual meeting after their
 election:    FOR nominee listed below(except as marked to the contrary).
          ----
      WITHHOLD AUTHORITY to vote for nominee listed below.
 -----
                                Michael T. Furry
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                  (Continued and to be signed on reverse side)

                                (Continued side)
   2. In their discretion, such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.



                                          --------------------------------------
                                          Date

                                          --------------------------------------
                                          Name of Registered Holder

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature

                                          Joint owners should each sign.  When
                                          signing as executor, administrator,
                                          trustee or guardian, give your full
                                          title as such.

                                                                APPENDIX B

FORM OF PROXY - CLASS B SHARES

                           REINHOLD INDUSTRIES, INC.
                             12827 East Imperial Hwy
                           Santa Fe Springs, CA 90670
                                      PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints David M. Blakesley and Philip H. Milner, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class B Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs, California on Thursday, May 1, 1997 at 10:00 A.M., Pacific time, and at any adjournments thereof.

   1.  ELECTION OF TWO DIRECTORS to serve until the next annual meeting after
 their election:    FOR nominees listed below(except as marked to the contrary).
                ----
      WITHHOLD AUTHORITY to vote for nominee listed below.
 -----
                Robert B. Steinberg       Lawrence H. Diamond
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
 WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                  (Continued and to be signed on reverse side)

                                (Continued side)
   2. In their discretion, such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.


                                          --------------------------------------
                                          Date

                                          --------------------------------------
                                          Name of Registered Holder

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature

                                          Joint owners should each sign.  When
                                          signing as executor, administrator,
                                          trustee or guardian, give your full
                                          title as such.